THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William M. Doran	Date:	June 18, 2024
William M. Doran
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jon C. Hunt	Date:	June 18, 2024
Jon C. Hunt
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Thomas P. Lemke	Date:	June 18, 2024
Thomas P. Lemke
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Nichelle Maynard-Elliott	Date:	June 18, 2024
Nichelle Maynard-Elliott
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jay C. Nadel	Date:	June 18, 2024
Jay C. Nadel
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Randall S. Yanker	Date:	June 18, 2024
Randall S. Yanker
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date:	June 18, 2024
Michael Beattie
President

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, one or more Registration Statements for the Trust on Form N-14 with regard to the reorganization of the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series, into the Ecofin Global Renewables Infrastructure Fund, a series of the Trust, and any and all Amendments to said Registration Statement or Registration Statements, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Metzger	Date:	June 18, 2024
Andrew Metzger
Treasurer, Controller and Chief Financial Officer